Developing Communities Since 1929 NYSE LEV August 16, 2004

Except for historical information contained herein, the matters discussed in this presentation contain forward- looking statements within the meaning of section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that involve substantial risks and uncertainties. Actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements contained herein. These forward-looking statements are based largely on the expectations of Levitt Corporation ("Levitt") and are subject to a number of risks and uncertainties that are subject to change based on factors which are, in many instances, beyond their control. FORWARD LOOKING STATEMENTS These include, but are not limited to, risks and uncertainties associated with: The impact of economic, competitive and other factors affecting the companies and their operations, markets and products; Risks and uncertainties relating to the market for real estate generally and in the areas where Levitt has developments; and The availability and price of land suitable for development, materials prices, labor costs, interest rates, environmental factors and governmental regulations. The foregoing factors are not exclusive and reference is also made to other risks and factors detailed in reports filed by Levitt with the Securities and Exchange Commission.

America's Oldest Home Builder (1929) William J. Levitt, Father of suburbia Developer of Levittowns in New York, New Jersey and Pennsylvania Residential Builder of over 200,000 homes

THE LEVITT BRAND Building a Proud Legacy

Assets $611 Million Shareholders' Equity $267 Million Market Capitalization $411 Million Note: Assets and shareholders' equity as of 6/30/04 Market capitalization as of 7/30/04 KEY HIGHLIGHTS

KEY FINANCIAL HIGHLIGHTS 2003 vs. 2002 Revenue Up 36.4% Net Income Up 37.5% Diluted EPS Up 36.2%

KEY FINANCIAL HIGHLIGHTS 2004 vs. 2003 Six Months ended June 30 Revenue Up 101.2% Net Income Up 176.8% Diluted EPS Up 139.1%

NET INCOME (DOLLARS IN MILLIONS) 1999 2000 2001 2002 2003 6 mos.'03 6 mos.'04 4.03 6.96 7.52 19.51 26.8 9.66 26.742 Compound Growth 61% 177%

LEVITT CORPORATION HOMEBUILDING DIVISION LAND DIVISION

HOMEBUILDING DIVISION A LEADER IN ACTIVE ADULT COMMUNITIES

FLORIDA - # 1 STATE FOR HOMEBUILDING 1. Florida 155,052* 2 3 5 4 Estimated 330,000 people migrated to Florida in 2003 *2003 Housing unit additions Source: U.S. Census Bureau

HOMEBUILDING DIVISION Currently developing 13 communities in Florida. Excludes Joint Ventures

HOMEBUILDING DIVISION ACTIVELY SELLING COMMUNITIES 6/30/04 Florida 9 Tennessee 20 Total 29 12/31/05 (est.) Florida 19 Tennessee 28 Georgia 2 Total 49

TOTAL REVENUES SALE OF HOMES (DOLLARS IN MILLIONS) 2000 2001 2002 2003 6 mos.'03 6 mos.'04 84.3 117.7 162.4 222.3 82.591 203.669 Compound Growth 38% 147%

2000 2001 2002 2003 2004 est. 2005 est. Levitt and Sons 441 597 740 1011 2000 2300 DELIVERIES (HOUSING UNITS) Excludes Joint Ventures * Includes Bowden Compound Growth (est.) 46% * 15%

Active Adult approx. 60% Family approx. 40% As of 6/30/04 Includes all owned and controlled lots Excludes backlog HOMEBUILDING LOT INVENTORY

GROWTH STRATEGY New communities for existing homebuilding operations New Master Planned Communities Acquisitions Small, opportunistic Primarily outside Florida Limited, near term appetite Add value with Levitt brand and Active Adult expertise

LAND DIVISION Developer of Master Planned Communities Residential tracts delivered to Levitt and Sons and independent builders Independent builders include Lennar, Pulte and Toll Brothers

LAND DIVISION

Original 4,600-acre Master Planned Community 6th fastest selling Master Planned Community in USA in 2003* Location of PGA Golf Course Location of New York Mets spring training stadium * Source: Robert Charles Lesser & Co. Florida

Original 9,000-acre Master Planned Community 5 miles frontage on Interstate 95 Expected to include approx. 20,000 residential units Expected to include approx. 8.0 million square feet of commercial space

1999 2000 2001 2002 2003 6/30/2003 6/30/2004 154.83 168.86 196.16 295.46 392.9 329.657 611.104 TOTAL CONSOLIDATED ASSETS (DOLLARS IN MILLIONS) Compound Growth 26% 85%

1999 2000 2001 2002 2003 6/30/2003 6/30/2004 55.55 62.51 70.03 107.53 125.6 117.856 266.945 SHAREHOLDER'S EQUITY (DOLLARS IN MILLIONS) Compound Growth 22.6% 126%

1999 2000 2001 2002 2003 6 mos.'03 6 mos.'04 18.5 105.99 144.25 209.4 285.5 120.984 243.362 CONSOLIDATED REVENUE (DOLLARS IN MILLIONS) Compound Growth 98% 101%

1999 2000 2001 2002 2003 6 mos.'04 0.08 0.118 0.114 0.22 0.2301 0.2724 RETURN ON AVERAGE EQUITY (AFTER TAX) * Annualized *

2001 2002 2003 6 mos. '03 6 mos. '04 0.187 0.191 0.221 0.227 0.213 HOME SALES MARGIN * Includes Bowden *

2001 2002 2003 6 mos. '04 0.51 0.467 0.43 0.582 LAND DIVISION MARGIN

1999 2000 2001 2002 2003 6/30/2004 1.42 1.26 1.32 1.37 1.39 0.856 DEBT-TO-EQUITY RATIO

Future Residential Units Owned* 3,484 Under Contract 4,886 Total Lots 8,370 As of 6/30/04 *Excludes Backlog CURRENT LOT INVENTORY HOMEBUILDING DIVISION

Future Residential Units Homebuilding Division Owned* 3,484 Under Contract 4,886 Land Division 17,000 (approx.) Total Units 25,370 As of 6/30/04 *Excludes Backlog CURRENT LAND INVENTORY

Acres Carrying Cost Total Acres* 8,517 $13,400 per acre Saleable Acres (est.) 5,600 $20,400 per acre As of 6/30/04 *Includes non-saleable acreage LAND DIVISION LAND INVENTORY - ECONOMICS

SUMMARY FINANCIAL RESULTS (DOLLARS IN MILLIONS) 12/31/2000 6/30/2004 Total Assets 169 611.104 44.4% 12/31/2000 6/30/2004 Shareholder Equity 63 266.945 51.4% 12/31/2000 6/30/2004 Backlog 95 553.518 2000 2003 6m'03 6m'04 Revenues 106 286 120.984 243.362 39.1% 48.7% 101.2% 2000 2003 6m'03 6m'04 Net Income 7 27 9.66 26.742 56.8% 176.8%

Strong legacy and powerful brand Florida is #1 for homebuilding, Georgia #4 Experienced management in place for future growth Experts in Active Adult market Systematized customization and buyer choice Accomplished developer of Master Planned Communities Strong land position KEY CONSIDERATIONS (NYSE: LEV)

Developing Communities Since 1929

APPENDIX

HOMEBUILDING COMMUNITIES LEVITT AND SONS

HOMEBUILDING COMMUNITIES BOWDEN HOMES

1999 2000 2001 2002 2003 6/30/2004 0.489 0.411 0.423 0.515 0.461 0.221 NET DEBT-TO-CAPITAL RATIO